UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4946

THOMPSON IM FUNDS, INC.
(Exact name of registrant as specified in charter)

918 Deming Way
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

Jason L. Stephens
Chief Executive Officer
Thompson IM Funds, Inc.
918 Deming Way
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Matthew C. Vogel, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2017

Date of reporting period: November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

ANNUAL REPORT
NOVEMBER 30, 2017

THOMPSON
LARGECAP FUND®
(THPGX)

THOMPSON
MIDCAP FUND®
(THPMX)

THOMPSON
BOND FUND®
(THOPX)

THOMPSON IM FUNDS, INC.
SMART INVESTING STARTS HERE®

Telephone: 1-800-999-0887
www.thompsonim.com

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2017

CONTENTS

Page(s)
LargeCap Fund
Investment review	3-5
Schedule of investments	6-9

MidCap Fund
Investment review	10-12
Schedule of investments	13-16

Bond Fund
Investment review	17-19
Schedule of investments	20-29

Fund Expense Examples	30

Financial Statements
Statements of assets and liabilities	31
Statements of operations	32
Statements of changes in net assets	33
Notes to financial statements	34-40
Financial highlights	41-43

Report of Independent Registered Public Accounting Firm	44

Directors and Officers	45-46

Additional Information	47-50

This report contains information for existing shareholders of Thompson IM Funds, Inc. It does not constitute an offer to sell. This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

LARGECAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2017

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA

Performance

The LargeCap Fund produced a total return of 15.32% for the fiscal year ended November 30, 2017, as compared to its benchmark, the S&P 500 Index, which returned 22.87%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/17
	1 Year	3 Year	5 Year	10 Year
Thompson LargeCap Fund	15.32%	7.92%	14.60%	5.90%
S&P 500 Index	22.87%	10.91%	15.74%	8.30%

Gross Expense Ratio as of 03/31/17 was 1.25%.
Net Expense Ratio after reimbursement as of 12/01/17 was 1.05%.*

*	The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2019, so that the annual operating expenses of the Fund do not exceed 1.05% of its average daily net assets. Net expense ratios are current as of the most recent Prospectus and are applicable to investors.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Thompson Investment Management, Inc. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The Thompson IM Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates makes any representation regarding the advisability of investing in such products.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2017

Management Commentary

We positioned the Fund at the outset of the fiscal year in a way that we anticipated would benefit from various changes we expected as a result of the election of Donald Trump and Republican governance in Washington, DC. These included owning companies that we felt would benefit from lower corporate taxes, repatriation of overseas cash, a lighter regulatory touch, and likely higher interest rates. While shareholders were rewarded for this positioning during the very beginning and end of the fiscal year, they were not during the vast majority of the period in between.

Throughout most of the fiscal year, performance was very narrowly concentrated in a handful of sectors and companies. In fact, only one sector, Technology, beat the performance of the overall S&P 500 by more than 2.5%. Conversely, six sectors—Consumer Discretionary, Staples, Industrials, Real Estate, Telecommunications and Energy—lagged the index by at least that margin. Performance was also concentrated in the very largest-capitalization companies in the market. The equally weighted version of the S&P 500 was up a more pedestrian 18.82% during the fiscal year, compared to the 22.87% return of the standard market-capitalization-weighted index. Mega cap technology stocks, which the market seemed to perceive could grow earnings with or without changes in government policy, generally performed the best. As we have written before, we are underweight these names not because they are poor companies, but rather because the elevated price/earnings (P/E) valuations of their stocks build in an expectation of a tremendous level of success. Instead, the expensive grew more so while many other stocks lagged, and shareholders’ relative returns suffered due to our underweight.

Going forward, we still like how we are positioned. The average P/E multiple of the stocks in the Fund has now consistently averaged less than its benchmark for several quarters. At the same time, average earnings growth is relatively similar to that of the Fund’s benchmark. While the catalysts we anticipated a year ago may or may not occur in the next year, if they do they could serve as a powerful tailwind for many of the Fund’s holdings. At the same time, we believe many of last year’s winners are so extended that the probability of them repeating as top performers in 2018 is low. A similar dynamic played out in 2015 and 2016. Performance of stocks in the benchmark in 2015 was similarly concentrated into fewer companies, and the Fund lagged its benchmark. It broadened out in 2016 and the Fund outperformed. We would be happy if a similar pattern plays out over the next year.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, tax, and other laws. A real estate investment trust’s (REITs) share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 6 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Price-To-Earnings (P/E) Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings. Divide market value of a share by the earnings per share.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the Fund’s future returns.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2017

Sector Weightings at 11/30/17 % of Total Investments

Top 10 Equity Holdings at 11/30/17
		% of Fund’s
Company	Industry	Net Assets
Alphabet, Inc. Class A	Internet Software & Services	3.01%
Microsoft Corp.	Software	2.63%
Bank of America Corp.	Banks	2.54%
Qualcomm, Inc.	Semiconductors & Semiconductor Equipment	2.53%
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	2.53%
JPMorgan Chase & Co.	Banks	2.33%
Citigroup Inc.	Banks	2.30%
Viacom Inc. Class B	Media	2.22%
Cisco Systems, Inc.	Communications Equipment	2.22%
General Electric Co.	Industrial Conglomerates	2.21%

As of November 30, 2017, 99.8% of the Fund’s assets were in equity and short-term investments.

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS
November 30, 2017

	Shares	Value
COMMON STOCKS - 99.8%		$128,737,291
(COST $134,748,769)

Consumer Discretionary - 15.4%		19,851,852
Automobiles - 1.0%
Harley-Davidson, Inc.	26,125	1,311,475
Distributors - 0.8%
LKQ Corp. (a)	25,175	992,399
Household Durables - 1.2%
D.R. Horton, Inc.	15,150	772,650
TopBuild Corp. (a)	11,702	795,619
Leisure Products - 1.1%
Brunswick Corp.	25,600	1,416,960
Media - 5.6%
CBS Corp. Class B	47,175	2,644,630
The Walt Disney Co.	15,850	1,661,397
Viacom Inc. Class B	101,100	2,863,152
Multiline Retail - 3.4%
Kohl’s Corp.	32,510	1,559,505
Target Corp.	46,985	2,814,401
Specialty Retail - 1.8%
Bed Bath & Beyond Inc.	61,875	1,385,381
Lumber Liquidators Holdings, Inc. (a)	33,275	943,346
Textiles, Apparel & Luxury Goods - 0.5%
Hanesbrands, Inc.	33,075	690,937

Consumer Staples - 6.5%		8,422,627
Food & Staples Retailing - 4.7%
CVS Health Corp.	31,775	2,433,965
Walgreens Boots Alliance, Inc.	37,075	2,697,577
Wal-Mart Stores, Inc.	10,375	1,008,761
Household Products - 1.8%
Kimberly-Clark Corp.	11,393	1,364,426
The Procter & Gamble Co.	10,200	917,898

Energy - 8.0%		10,306,230
Energy Equipment & Services - 1.1%
Schlumberger Ltd.	23,144	1,454,600
Oil, Gas & Consumable Fuels - 6.9%
Anadarko Petroleum Corp.	5,000	240,450
Chevron Corp.	10,920	1,299,371
Devon Energy Corp.	44,325	1,707,842
EOG Resources, Inc.	11,975	1,225,282
Exxon Mobil Corp.	39,120	3,258,305
Noble Energy, Inc.	42,600	1,120,380

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Shares	Value
COMMON STOCKS (continued)

Financials - 17.5%		$22,584,772
Banks - 12.6%
Associated Banc-Corp	52,827	1,347,089
Bank of America Corp.	116,350	3,277,579
CIT Group Inc.	34,700	1,729,448
Citigroup Inc.	39,325	2,969,037
First Horizon National Corp.	71,085	1,378,338
JPMorgan Chase & Co.	28,725	3,002,337
PNC Financial Services Group, Inc.	7,925	1,113,938
SunTrust Banks, Inc.	11,300	696,419
Zions Bancorporation	15,025	744,489
Capital Markets - 3.2%
Northern Trust Corp.	14,085	1,377,231
State Street Corp.	28,550	2,722,243
Consumer Finance - 0.6%
Discover Financial Services	10,320	728,592
Insurance - 1.1%
FNF Group	37,025	1,498,032

Health Care - 16.6%		21,444,608
Biotechnology - 6.9%
AbbVie Inc.	22,525	2,183,123
Amgen Inc.	9,400	1,651,204
Celgene Corp. (a)	24,875	2,508,146
Exact Sciences Corp. (a)	31,125	1,851,315
Shire PLC ADR	4,427	658,516
Health Care Equipment & Supplies - 1.0%
Zimmer Biomet Holdings, Inc.	11,550	1,352,505
Health Care Providers & Services - 6.7%
Express Scripts Holding Co. (a)	41,075	2,677,269
Hanger, Inc. (a)	149,825	2,067,585
HCA Healthcare, Inc. (a)	16,400	1,394,000
McKesson Corp.	16,610	2,453,961
Pharmaceuticals - 2.0%
Johnson & Johnson	8,985	1,251,880
Pfizer Inc.	38,475	1,395,104

Industrials - 10.2%		13,127,027
Air Freight & Logistics - 1.3%
FedEx Corp.	7,375	1,707,018
Airlines - 0.8%
Delta Air Lines, Inc.	19,750	1,045,170
Building Products - 3.1%
Johnson Controls Int’l. PLC	50,941	1,917,419
Masco Corp.	47,625	2,043,589

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Shares	Value
COMMON STOCKS (continued)

Industrials (continued)
Electrical Equipment - 1.4%
ABB Ltd. ADR	72,225	$1,859,071
Industrial Conglomerates - 2.2%
General Electric Co.	156,200	2,856,898
Machinery - 0.5%
Ingersoll-Rand PLC	6,600	578,292
Trading Companies & Distributors - 0.9%
HD Supply Holdings, Inc. (a)	30,275	1,119,570

Information Technology - 23.6%		30,412,657
Communications Equipment - 3.0%
Cisco Systems, Inc.	76,660	2,859,418
Viavi Solutions Inc. (a)	109,910	1,029,857
Electronic Equipment, Instruments & Components - 1.7%
Corning Inc.	51,375	1,664,036
Maxwell Technologies, Inc. (a)	93,997	522,623
Internet Software & Services - 3.6%
Alphabet, Inc. Class A (a)	3,745	3,880,457
eBay Inc. (a)	20,270	702,761
IT Services - 3.7%
Alliance Data Systems Corp.	8,600	2,057,722
Black Knight, Inc. (a)	15,006	673,769
PayPal Holdings, Inc. (a)	19,070	1,444,171
Visa Inc. Class A	5,600	630,504
Semiconductors & Semiconductor Equipment - 5.3%
Infineon Technologies A.G. ADR	40,775	1,128,856
Intel Corp.	33,750	1,513,350
Maxim Integrated Products, Inc.	17,355	908,187
Qualcomm Inc. (a)	49,205	3,264,260
Software - 4.2%
Microsoft Corp.	40,351	3,396,344
Oracle Corp.	42,475	2,083,824
Technology Hardware, Storage & Peripherals - 2.1%
Apple Inc.	8,525	1,465,021
Hewlett Packard Enterprise Co.	35,575	496,271
HP Inc.	32,225	691,226

Materials - 1.5%		1,967,592
Metals & Mining - 1.5%
Freeport-McMoRan Inc. (a)	141,350	1,967,592

Real Estate - 0.5%		619,926
Real Estate Investment Trusts - 0.5%
DiamondRock Hospitality Co.	55,400	619,926

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Shares	Value
SHORT-TERM INVESTMENTS - 0.0%^		$289
(COST $289)

Money Market Funds - 0.0%^		289
Fidelity Inst’l. Government Portfolio Class I, 0.980% (b)	289	289

TOTAL INVESTMENTS - 99.8% (COST $134,749,058)		128,737,580

NET OTHER ASSETS AND LIABILITIES - 0.2%		267,679

NET ASSETS - 100.0%		$129,005,259

(a)	Non-income producing security.
(b)	Represents the 7-day yield at November 30, 2017.
^	Rounds to 0.0%.

Abbreviations:
ADR	American Depositary Receipt
A.G.	Aktiengesellschaft is the German term for a public limited liability corporation.
PLC	Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect thereto or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2017

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA

Performance
The MidCap Fund produced a total return of 14.78% for the fiscal year ended November 30, 2017, as compared to its benchmark, the Russell Midcap Index, which returned 18.76%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/17
				Since
				Inception
	1 Year	3 Year	5 Year	(03/31/08)
Thompson MidCap Fund	14.78%	7.43%	13.46%	10.25%
Russell Midcap Index	18.76%	9.32%	15.26%	10.53%

Gross Expense Ratio as of 03/31/17 was 1.50%.
Net Expense Ratio after reimbursement as of 12/01/17 was 1.15%.*

*	The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2019, so that the annual operating expenses of the Fund do not exceed 1.15% of its average daily net assets. Net expense ratios are current as of the most recent Prospectus and are applicable to investors.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. “FTSE®” and “Russell®” are trademarks of the London Stock Exchange Group.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2017

Management Commentary

The Fund trailed its benchmark during the fiscal year based on several poor performers held by the Fund within the Technology, Consumer Staples and Utilities sectors. While the Fund’s holdings in the Health Care, Financials, Industrial and Consumer Discretionary sectors were enough to partially offset these disappointments, the drag of these underperforming stocks proved to be too great to fully counter. The only thing these disappointments had in common was that they generally came from the smaller-capitalization side of the midcap universe. In addition, a few high flyers that were not a part of the Fund’s holdings boosted index returns.

Similar to what we observed with large-capitalization stock indices such as the S&P 500, we noticed a distinct concentration of performance within a subset of the Fund’s benchmark during the fiscal year. The standard market-capitalization-weighted version of the Russell Midcap Index outperformed its equally weighted version by over 2.5%. In addition, the growth version of the index beat the value version by over 11%. These results match up with our anecdotal experiences, suggesting the market was focused on a handful of growth-oriented winners, while the majority of names either lagged modestly or much more severely in cases where company-specific news was disappointing.

We believe periods like this are often followed by a “reversion to the mean” where performance broadens out and favors more value-like strategies. There are several catalysts that may trigger such a reversal. Any corporate tax cut would tend to disproportionately favor smaller, more domestic-oriented firms that typically are currently paying closer to the statutory 35% (at the time of writing) tax rate. These characteristics more closely resemble those found in the bottom half of the Fund’s benchmark rather than its largest constituents. Rising interest rates often favor financial-sector stocks, which typically are classified on the value side of the growth/value spectrum. Finally, the strong performance of large-capitalization stocks leaves many of those names with a strong acquisition currency in the form of their own stock. Midcap companies are often attractive tuck-in acquisitions for these bigger firms, especially if the stock prices of these targets have not appreciated anywhere near to the same degree.

Thus we are optimistic regarding the future return potential of the Fund. While it is never fun to lag in performance, we feel the lag for the year was a result of broader market forces combined with a higher-than-average rate of company-specific disappointments. As the Fund approaches its 10-year anniversary in March 2018, we feel the longer-term record demonstrates these two factors have generally been transitory in the past. If they are again, 2018 could prove a favorable year for shareholders.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have more limited liquidity and greater volatility than large-capitalization companies. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, tax, and other laws. A real estate investment trust’s (REITs) share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 13 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Market Capitalization is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Price-To-Book (P/B) Ratio is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2017

Sector Weightings at 11/30/17 % of Total Investments

Top 10 Equity Holdings at 11/30/17
		% of Fund’s
Company	Industry	Net Assets
Hanger, Inc.	Health Care Providers & Services	2.55%
CIT Group Inc.	Banks	2.11%
Alliance Data Systems Corp.	IT Services	2.10%
Associated Banc-Corp	Banks	1.91%
Northern Trust Corp.	Capital Markets	1.87%
First Horizon National Corp.	Banks	1.85%
Kohl’s Corp.	Multiline Retail	1.77%
SPX Flow, Inc.	Machinery	1.71%
Bed Bath & Beyond Inc.	Specialty Retail	1.69%
HD Supply Holdings, Inc.	Trading Companies & Distributors	1.68%

As of November 30, 2017, 100.0%, of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS
November 30, 2017

	Shares	Value
COMMON STOCKS - 100.0%		$50,859,255
(COST $42,865,918)

Consumer Discretionary - 21.6%		11,001,787
Automobiles - 1.0%
Harley-Davidson, Inc.	10,625	533,375
Distributors - 1.1%
LKQ Corp. (a)	13,545	533,944
Hotels, Restaurants & Leisure - 0.7%
Extended Stay America, Inc.	21,700	379,099
Household Durables - 4.7%
D.R. Horton, Inc.	10,800	550,800
Newell Brands, Inc.	21,631	669,912
PulteGroup Inc.	15,950	544,373
Toll Brothers, Inc.	5,050	254,167
TopBuild Corp. (a)	5,625	382,444
Leisure Products - 2.9%
Brunswick Corp.	12,025	665,584
Mattel, Inc.	43,650	796,612
Multiline Retail - 1.8%
Kohl’s Corp.	18,760	899,917
Specialty Retail - 4.3%
Bed Bath & Beyond Inc.	38,330	858,209
Lumber Liquidators Holdings, Inc. (a)	23,975	679,691
Urban Outfitters, Inc. (a)	20,575	640,294
Textiles, Apparel & Luxury Goods - 5.1%
Hanesbrands, Inc.	37,765	788,911
Michael Kors Holdings Ltd. (a)	10,450	610,698
Skechers U.S.A., Inc. Class A (a)	24,300	852,930
Tapestry, Inc.	8,655	360,827

Consumer Staples - 5.6%		2,850,502
Food Products - 5.6%
Amplify Snack Brands, Inc. (a)	96,950	562,310
Inventure Foods, Inc. (a)	190,175	760,700
Lamb Weston Holdings, Inc.	6,925	376,512
The Hain Celestial Group, Inc. (a)	11,100	456,210
The J. M. Smucker Co.	5,955	694,770

Energy - 5.2%		2,650,729
Energy Equipment & Services - 1.4%
Helmerich & Payne, Inc.	3,410	199,758
TechnipFMC PLC	17,125	490,460
Oil, Gas & Consumable Fuels - 3.8%
Cameco Corp.	19,750	185,255
Devon Energy Corp.	10,250	394,933
Noble Energy, Inc.	28,475	748,892
Pioneer Natural Resources Co.	1,275	198,951
Southwestern Energy Co. (a)	68,000	432,480

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Shares	Value
COMMON STOCKS (continued)

Financials - 18.1%		$9,227,244
Banks - 8.9%
Associated Banc-Corp	38,043	970,096
CIT Group Inc.	21,530	1,073,055
First Horizon National Corp.	48,395	938,379
Regions Financial Corp.	17,535	290,906
SunTrust Banks, Inc.	8,820	543,577
Zions Bancorporation	14,585	722,687
Capital Markets - 3.4%
Eaton Vance Corp.	9,770	540,086
Northern Trust Corp.	9,730	951,399
State Street Corp.	2,775	264,596
Consumer Finance - 1.4%
Discover Financial Services	10,079	711,577
Insurance - 2.5%
FNF Group	17,525	709,061
Unum Group	9,580	542,420
Mortgage Real Estate Investment Trusts - 0.7%
Annaly Capital Management, Inc.	31,525	367,897
Thrifts & Mortgage Finance - 1.2%
Flagstar Bancorp, Inc. (a)	15,825	601,508

Health Care - 15.4%		7,812,934
Biotechnology - 2.6%
Exact Sciences Corp. (a)	13,875	825,285
MiMedx Group Inc. (a)	41,075	475,238
Health Care Equipment & Supplies - 2.1%
Hologic, Inc. (a)	10,150	423,458
Zimmer Biomet Holdings, Inc.	5,500	644,050
Health Care Providers & Services - 7.5%
Acadia Healthcare Co., Inc. (a)	13,675	435,275
Envision Healthcare Corp. (a)	20,955	669,093
Hanger, Inc. (a)	94,044	1,297,807
Henry Schein, Inc. (a)	2,700	192,915
McKesson Corp.	2,415	356,792
Patterson Cos., Inc.	10,630	388,527
Premier, Inc. Class A (a)	15,875	460,692
Life Sciences Tools & Services - 1.6%
Accelerate Diagnostics, Inc. (a)	28,200	833,310
Pharmaceuticals - 1.6%
Jazz Pharmaceuticals PLC (a)	5,800	810,492

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Shares	Value
COMMON STOCKS (continued)

Industrials - 10.7%		$5,432,208
Building Products - 3.3%
A.O. Smith Corp.	6,250	396,375
Masco Corp.	19,775	848,545
USG Corp. (a)	10,625	403,856
Electrical Equipment - 0.9%
Regal Beloit Corp.	5,805	446,695
Machinery - 3.9%
Ingersoll-Rand PLC	5,275	462,196
Mueller Water Products, Inc. Class A	30,525	381,257
SPX Corp. (a)	8,950	285,416
SPX Flow, Inc. (a)	19,440	870,329
Trading Companies & Distributors - 2.6%
HD Supply Holdings, Inc. (a)	23,075	853,313
W.W. Grainger, Inc.	2,188	484,226

Information Technology - 14.4%		7,297,949
Communications Equipment - 1.3%
Viavi Solutions Inc. (a)	69,606	652,208
Electronic Equipment, Instruments & Components - 1.1%
FARO Technologies, Inc. (a)	5,250	274,575
Maxwell Technologies, Inc. (a)	49,997	277,983
Internet Software & Services - 0.7%
Liquidity Services, Inc. (a)	59,575	342,556
IT Services - 3.7%
Alliance Data Systems Corp.	4,470	1,069,537
Black Knight, Inc. (a)	8,735	392,202
Fiserv, Inc. (a)	3,194	419,851
Semiconductors & Semiconductor Equipment - 3.9%
Cavium Inc. (a)	8,825	754,361
Infineon Technologies A.G. ADR	18,450	510,788
Maxim Integrated Products, Inc.	13,591	711,217
Software - 0.6%
Take-Two Interactive Software, Inc. (a)	2,735	305,089
Technology Hardware, Storage & Peripherals - 3.1%
CPI Card Group Inc.	571,988	503,464
Electronics for Imaging, Inc. (a)	17,000	522,920
Pure Storage, Inc. Class A (a)	17,875	330,330
Stratasys Ltd. (a)	10,600	230,868

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Shares	Value
COMMON STOCKS (continued)

Materials - 3.7%		$1,867,564
Chemicals - 1.4%
Ecolab Inc.	2,581	350,810
Int’l. Flavors & Fragrances Inc.	2,410	374,610
Containers & Packaging - 0.5%
AptarGroup, Inc.	2,650	234,287
Metals & Mining - 1.8%
Freeport-McMoRan Inc. (a)	54,400	757,248
Lundin Mining Corp.	25,900	150,609

Real Estate - 4.0%		2,034,471
Real Estate Investment Trusts - 3.0%
DiamondRock Hospitality Co.	45,825	512,782
Host Hotels & Resorts Inc.	26,235	519,191
Kimco Realty Corp.	26,100	483,372
Real Estate Management & Development - 1.0%
Realogy Holdings Corp.	18,600	519,126

Utilities - 1.3%		683,867
Multi-Utilities - 1.3%
MDU Resources Group, Inc.	15,625	436,719
SCANA Corp.	5,725	247,148

SHORT-TERM INVESTMENTS - 0.0%^		15,653
(COST $15,653)

Money Market Funds - 0.0%^		15,653
Fidelity Inst’l. Government Portfolio Class I, 0.980% (b)	15,653	15,653

TOTAL INVESTMENTS - 100.0% (COST $42,881,571)		50,874,908

NET OTHER ASSETS AND LIABILITIES - 0.0%^		(22,519)

NET ASSETS - 100.0%		$50,852,389

(a)	Non-income producing security.
(b)	Represents the 7-day yield at November 30, 2017.
^	Rounds to 0.0%.

Abbreviations:
ADR	American Depositary Receipt
A.G.	Aktiengesellschaft is the German term for a public limited liability corporation.
PLC	Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect thereto or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
November 30, 2017

Portfolio Managers
James T. Evans, CFA
Jason L. Stephens, CFA
John W. Thompson, CFA

Performance

The Bond Fund produced a total return of 5.57% for the fiscal year ended November 30, 2017, as compared to its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-5 Year Index, which returned 1.29%, and as compared to the Bloomberg Barclays U.S. Credit 1-5 Year Index, which returned 2.36%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/17

	1 Year	3 Year	5 Year	10 Year
Thompson Bond Fund	5.57%	3.45%	3.16%	5.60%
Bloomberg Barclays U.S. Gov’t./Credit 1-5 Year Index	1.29%	1.14%	1.10%	2.48%
Bloomberg Barclays U.S. Credit 1-5 Year Index	2.36%	1.81%	1.83%	3.50%

Gross Expense Ratio as of 03/31/17 was 0.72%.	30-Day SEC Yield as of 11/30/17 was 2.67%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may have been in effect. In the absence of such waivers, total return would have been reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Bloomberg Barclays U.S. Government/Credit 1-5 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 5 years. The Bloomberg Barclays U.S. Credit 1-5 Year Index is a market-value-weighted index which includes virtually every major investment-grade rated corporate bond with 1-5 years remaining until maturity that serves as a supplementary benchmark. You cannot directly invest in an index.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. Barclays® is a trademark and service mark of Barclays Bank PLC.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2017

Management Commentary

During the fiscal year, U.S. Government Treasury yields increased anywhere from 0.5% to 0.8% on maturities of 5 years and shorter, while 10-year yields remained virtually unchanged. Yields on 30-year Treasuries actually declined by just over 0.2%, contributing to an overall flattening of the yield curve. Corporate spreads declined over the same period, to some degree counteracting the negative impact of overall rising interest rates on shorter-maturity bonds.

Much of the Fund’s positive relative performance over the last year resulted from decisions made during the previous fiscal year amidst significant market volatility and uncertainty. Since then, volatility has been minimal and the opportunities to take advantage of market dislocations have been fewer. With corporate spreads hovering at the low end of their historic range and interest rates likely to continue their rise, we have opted to remain patient. Consequently, issues with maturities of less than one year made up a higher percentage of new purchases than normal during the year.

We don’t know what the catalyst will be for volatility to return to the credit markets, but we do know that the current calm is unlikely to be sustainable. In a broad sense, current fixed-income markets likely do not fully reflect interest-rate and credit risk. If our choice to act more conservatively with regard to new purchases by weighting more heavily to shorter maturities is correct, the Fund could avoid negative volatility it otherwise might experience. When that volatility returns, we feel the Fund’s current positioning is likely to allow it to better take advantage of attractive opportunities, as it has during several past instances of increased volatility. While it’s unlikely that the Fund’s performance next year will match or exceed its recent history, its SEC yield of 2.67% as of the end of the fiscal year provides shareholders a competitive alternative to other short-term bond options while we wait for the next panic.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Investments in bonds of foreign issuers involve greater volatility, political and economic risks, and differences in accounting methods. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the Schedule of Investments on page 20 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Yield is the income earned from a bond, which takes into account the sum of the interest payment, the redemption value at the bond’s maturity, and the initial purchase price of the bond.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

Credit Ratings are provided by Standard & Poor’s, who assign a rating based on their analysis of the issuer’s creditworthiness. The highest rating given is AAA and the lowest is C.

The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted. Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. The highest rating assigned by Moody’s is AAA and the lowest is C.

Although the makeup of the Bond Fund’s portfolio is constantly changing, as of November 30, 2017, 74.33% of the Fund’s portfolio was invested in corporate bonds. Due to prevailing market conditions, the composition of the Fund’s portfolio as of that date was consistent with the composition of the Fund’s portfolio over the past 5 years. In addition, as of that date 68.79% of the Fund’s portfolio was invested in securities rated BBB by Standard & Poor’s, while an additional 7.14% of the Fund’s portfolio was rated below investment-grade and 8.71% of the Fund’s portfolio was not rated by Standard & Poor’s. For portfolio information current as of the most recent quarter-end, please call 1-800-999-0887 or visit our website at www.thompsonim.com. Compared to a portfolio that is more evenly allocated between government and corporate bonds, a portfolio that is heavily allocated to corporate bonds may provide higher returns, but is also subject to greater levels of credit and liquidity risk and to greater price fluctuations. A portfolio that is significantly allocated to bonds having lower and below-investment-grade ratings may also be subject to greater levels of credit and liquidity risk and experience greater price fluctuations than a portfolio comprised of higher-rated investment-grade bonds.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2017

Asset Allocation at 11/30/17
(Includes cash and cash equivalents)
% of Total Investments
Corporate Bonds	74.33%
Asset-Backed Securities	15.62%
Commercial Mortgage-Backed Securities	3.73%
U.S. Government & Agency Issues	2.21%
Taxable Municipal Bonds	2.08%
Sovereign Bonds	1.28%
Federal Agency Mortgage-Backed Securities	0.39%
Tax-Exempt Municipal Bonds	0.25%
Residential Mortgage-Backed Securities	0.11%
100.00%

Quality Composition at 11/30/17^
(Includes cash and cash equivalents)
% of Total Investments
U.S. Government & Agency Issues	2.60%
AAA	0.46%
AA	2.34%
A	12.36%
BBB	74.78%
BB and Below	7.14%
Not Rated	0.32%
100.00%

^	The Bond Fund’s quality composition is calculated using ratings from Standard & Poor’s. If Standard & Poor’s does not rate a holding then Moody’s is used. If Standard & Poor’s and Moody’s do not rate a holding then Fitch is used. For certain securities that are not rated by any of these three agencies, credit ratings from other Nationally Recognized Statistical Credit Rating Organization (NRSRO) agencies may be used. Not rated category includes holdings that are not rated by any NRSRO. All ratings are as of 11/30/17.

Top 10 Bond Holdings by Issuer at 11/30/17
% of Fund’s Net Assets
XL Group PLC	2.91%
MBIA Inc.	2.88%
GFI Group Inc.	2.64%
Citigroup, Inc.	2.17%
Goldman Sachs Group, Inc.	2.05%
Discover Financial Services	1.96%
Ford Motor Credit Co. LLC	1.67%
American Airlines Group Inc.	1.63%
Lincoln National Corp.	1.59%
Wells Fargo & Co.	1.57%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2017

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS - 99.0%				$2,593,769,823
(COST $2,643,218,175)

Asset-Backed Securities - 15.8%				412,789,306
Air Canada, Series 2013-1B (e)	5.375	11/15/22	8,768,177	9,217,546
Air Canada, Series 2015-2B (e)	5.000	06/15/25	5,204,252	5,444,949
Airspeed Ltd., Series 2007-1A G1
(1 month LIBOR + 0.270%) (b) (e)	1.520	06/15/32	3,625,667	3,119,150
America West Airlines, Series 1999-1	7.930	07/02/20	4,328,982	4,448,029
America West Airlines, Series 2000-1	8.057	01/02/22	18,936	21,302
America West Airlines, Series 2001-1	7.100	10/02/22	3,841,739	4,187,496
American Airlines, Series 2011-1 B (e)	7.000	07/31/19	14,546,690	14,699,430
Applebee’s Funding LLC / IHOP Funding LLC,
Series 2014-1 A2 (e)	4.277	09/05/44	40,059,000	39,070,448
Basketball Properties Ltd. (e)	6.650	03/01/25	4,038,773	4,341,681
British Airways PLC, Series 2013-1 B (e)	5.625	12/20/21	23,133,793	23,998,997
British Airways PLC, Series 2013-1 B (e)	5.625	12/20/21	48,184	49,986
Cajun Global LLC, Series 2017-1A A2 (e)	6.500	08/20/47	9,925,000	10,088,564
CAL Funding II Ltd., Series 2012-1A A (e)	3.470	10/25/27	1,374,208	1,372,575
CAL Funding II Ltd., Series 2013-1A A (e)	3.350	03/27/28	3,461,333	3,412,056
Castle Aircraft Securitization Trust,
Series 2015-1A A (e)	4.703	12/15/40	1,229,378	1,238,400
Continental Airlines, Series 1997-4 A	6.900	07/02/19	32,818	32,858
Continental Airlines, Series 1998-3 A-1	6.820	11/01/19	27,975	28,254
Continental Airlines, Series 1999-2 A-1	7.256	09/15/21	19,055	20,127
Continental Airlines, Series 2010-1 B	6.000	07/12/20	2,142,185	2,195,740
Continental Airlines, Series 2012-1 B	6.250	10/11/21	5,447,286	5,737,082
Continental Airlines, Series 2012-2 B	5.500	04/29/22	8,558,154	8,992,738
Delta Air Lines, Series 2007-1 B	8.021	02/10/24	1,954,865	2,223,659
Delta Air Lines, Series 2010-1 A	6.200	01/02/20	4,509,526	4,617,755
Delta Air Lines, Series 2012-1B (e)	6.875	05/07/19	646,275	673,742
Dong Fang Container Finance SPV Ltd.,
Series 2013-1 A (e)	3.960	09/25/28	3,263,178	3,215,491
Dong Fang Container Finance SPV Ltd.,
Series 2014-1A A2 (e)	3.550	11/25/39	382,866	370,164
Doric Nimrod Air Alpha, Series 2013-1 B (e)	6.125	11/30/21	18,129,110	18,696,551
Doric Nimrod Air Alpha, Series 2013-1 B (e)	6.125	11/30/21	2,954,007	3,046,467
Doric Nimrod Air Finance Alpha Ltd.,
Series 2012-1 B (e)	6.500	05/30/21	6,713,390	6,917,737
ECAF I Ltd., Series 2015-1A A2 (e)	4.947	06/15/40	3,918,235	3,930,639
ECAF I Ltd., Series 2015-1A B1 (e)	5.802	06/15/40	20,886,188	20,804,172
Element Rail Leasing LLC, Series 2014-1A B1 (e)	4.406	04/19/44	10,158,750	10,084,612
Element Rail Leasing LLC, Series 2015-1A B1 (e)	4.175	02/19/45	16,917,000	16,166,628
EngenCap ABS Trust, Series 2016-1 A (e)	3.670	12/21/26	40,800,000	40,224,720
Express Pipeline LP, Series (e)	7.390	12/31/19	123,000	124,887
Federal Express Corp., Series 1996-B2	7.840	01/30/18	83,279	84,196
FPL Energy Caithness Funding Corp. (e)	7.645	12/31/18	1,856,880	1,921,871
FRS LLC, Series 2013-1A B (e)	3.960	04/15/43	1,594,874	1,591,730
Global Container Assets Ltd., Series 2015-1A A1 (e)	2.100	02/05/30	3,028,866	3,011,476

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Asset-Backed Securities (continued)
Global SC Finance II SRL (SEACO),
Series 2014-1A A1 (e)	3.190	07/17/29	2,533,333	$2,504,549
HP Communities LLC (e)	5.320	03/15/23	323,221	337,570
Icon Brand Holdings LLC, Series 2012-1A A (e)	4.229	01/25/43	9,205,014	8,475,113
Landmark Leasing LLC, Series 2004A (e)	6.200	10/01/22	287,096	289,944
Latam Airlines Group, Series 2015-1 B	4.500	08/15/25	4,899,639	4,853,705
Merlin Aviation Holdings D.A.C., Series 2016-1 A (e)	4.500	12/15/32	14,167,737	14,220,671
Merlin Aviation Holdings D.A.C., Series 2016-1 B (e)	6.500	12/15/32	1,720,219	1,757,405
METAL LLC, Series 2017-1 A (e)	4.581	10/15/42	14,888,447	14,895,891
METAL LLC, Series 2017-1 B (e)	6.500	10/15/42	14,888,447	14,582,748
Northwest Airlines, Series 1999-2 A	7.575	09/01/20	437,663	450,793
Northwest Airlines, Series 2000-1 G (b)	7.150	04/01/21	11,966	12,594
Northwest Airlines, Series 2002-1 G-2	6.264	05/20/23	1,124,644	1,192,122
Prudential Securities Structured Assets, Inc.,
Series 1998-1 A (1 month LIBOR + 0.420%) (b) (e)	1.663	03/02/25	11,338,534	10,431,452
Spirit Master Funding, LLC, Series 2014-2A A (e)	5.760	03/20/41	3,887,317	4,093,345
Spirit Master Funding, LLC, Series 2014-4A A1 (e)	3.501	01/20/45	4,870,000	4,893,542
Textainer Marine Containers V Ltd., Series 2017-1A B (e)	4.850	05/20/42	1,798,621	1,832,140
TGIF Funding LLC, Series 2017-1A A2 (e)	6.202	04/30/47	26,730,000	27,184,410
United Air Lines, Series 2013-1 B	5.375	02/15/23	1,810,274	1,903,050
US Airways, Series 1999-1 A	8.360	07/20/20	19,705	19,729
US Airways, Series 2001-1 G	7.076	09/20/22	548,900	585,951
US Airways, Series 2012-1 B	8.000	04/01/21	17,283,970	18,709,898
Virgin Australia Trust, Series 2013-1 A (e)	5.000	04/23/25	133,352	138,779

Commercial Mortgage-Backed Securities - 3.8%				98,662,026
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1 D
(1 month LIBOR + 2.750%) (b) (e)	4.000	06/15/31	12,000,000	11,873,029
COMM Mortgage Trust, Series 2012-CR3 E (b) (e)	4.755	10/15/45	5,000,000	4,350,323
COMM Mortgage Trust, Series 2013-CR9 D (b) (e)	4.254	07/10/45	4,898,000	4,204,338
GS Mortgage Securities Trust, Series 2010-C1 E (e)	4.000	08/10/43	17,741,000	16,861,768
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C18 D (e)	3.389	10/15/47	5,000,000	3,670,944
SCG Trust, Series 2013-SRP1 C (1 month LIBOR + 3.250%) (b) (e)	4.750	11/15/26	18,940,000	18,066,357
TRU Trust, Series 2016-1 A (1 month LIBOR + 2.250%) (b) (e)	3.500	11/15/30	9,760,892	9,670,687
TRU Trust, Series 2016-1 B (1 month LIBOR + 3.150%) (b) (e)	4.400	11/15/30	14,600,000	14,326,976
TRU Trust, Series 2016-1 C (1 month LIBOR + 4.000%) (b) (e)	5.250	11/15/30	10,075,000	9,717,484
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16 D (e)	3.938	08/15/50	7,072,000	5,920,120

Corporate Bonds - 74.9%				1,963,859,694
Actavis Funding SCS	2.350	03/12/18	4,705,000	4,711,332
Air Lease Corp.	2.125	01/15/18	457,000	457,175
American Electric Power Co., Inc.	1.650	12/15/17	629,000	629,000
Ameritech Capital Funding Corp.	6.450	01/15/18	803,000	807,204
AmTrust Financial Services, Inc.	6.125	08/15/23	18,000,000	17,482,500
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	6.250	10/15/22	18,699,000	19,863,948
Apache Corp.	6.900	09/15/18	1,975,000	2,047,700
Arrow Electronics, Inc.	3.000	03/01/18	9,875,000	9,898,901

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Assurant, Inc.	2.500	03/15/18	971,000	$972,756
Assured Guaranty US Holdings Inc.
(3 month LIBOR + 2.380%) (b)	3.700	12/15/66	20,601,000	17,922,870
AT&T Inc.	1.400	12/01/17	560,000	560,000
AutoNation, Inc.	6.750	04/15/18	7,103,000	7,225,110
Avon Products, Inc. (h)	6.600	03/15/20	500,000	477,500
Bank of America Corp.	5.750	12/01/17	2,995,000	2,995,000
Bank of America Corp.	2.000	01/11/18	10,000,000	10,002,693
Bank of America Corp.	5.650	05/01/18	7,425,000	7,538,823
Bank of New York Mellon Corp.	5.500	12/01/17	160,000	160,000
Barclays Bank PLC (e)	6.050	12/04/17	100,000	100,000
Barclays Bank PLC (c)	1.750	09/13/19	15,000,000	14,706,195
Barclays PLC	2.000	03/16/18	6,500,000	6,499,902
Becton Dickinson and Co.	4.900	04/15/18	3,362,000	3,399,185
BGC Partners Inc.	5.375	12/09/19	110,000	114,968
Brandywine Operating Partnership, L.P.	4.950	04/15/18	3,340,000	3,368,184
Brunswick Corp. (e)	4.625	05/15/21	9,828,000	9,973,142
Buckeye Partners, L.P.	6.050	01/15/18	9,924,000	9,969,518
Buckeye Partners, L.P.	2.650	11/15/18	821,000	824,141
CA, Inc.	2.875	08/15/18	8,357,000	8,393,308
Cabot Corp.	7.420	12/11/18	1,000,000	1,049,641
Cameron Int’l. Corp.	6.375	07/15/18	1,786,000	1,835,152
Capital One Bank USA N.A.	2.150	11/21/18	22,550,000	22,578,208
Capital One N.A.	1.650	02/05/18	8,025,000	8,021,549
Capital One N.A.	1.500	03/22/18	3,900,000	3,896,777
Capital One N.A. (3 month LIBOR + 1.150%) (b)	2.572	08/17/18	4,775,000	4,800,499
Carnival Corp.	1.875	12/15/17	1,408,000	1,408,101
Carpenter Technology Corp.	6.990	04/20/18	2,415,000	2,433,721
Carpenter Technology Corp.	7.060	05/21/18	500,000	503,982
Carpenter Technology Corp.	7.030	05/22/18	8,000	8,061
Catholic Health Initiatives	2.600	08/01/18	14,601,000	14,665,426
Citigroup, Inc.	1.800	02/05/18	12,965,000	12,962,666
Citigroup, Inc.	1.700	04/27/18	35,400,000	35,378,947
Citigroup, Inc.	2.500	09/26/18	8,489,000	8,521,742
Citizens Bank, N.A.	1.600	12/04/17	6,423,000	6,423,000
Cleveland Electric Illuminating Co.	8.875	11/15/18	900,000	956,261
CNA Financial Corp.	6.950	01/15/18	5,293,000	5,321,661
Credit Suisse A.G. New York	1.750	01/29/18	2,819,000	2,819,226
Credit Suisse A.G. New York	6.000	02/15/18	28,386,000	28,618,183
CRH America, Inc.	8.125	07/15/18	8,707,000	9,028,352
CVS Health Corp.	2.250	12/05/18	2,159,000	2,162,560
D.R. Horton, Inc.	3.625	02/15/18	2,492,000	2,495,411
D.R. Horton, Inc.	3.750	03/01/19	3,677,000	3,724,291
Deutsche Bank AG	1.875	02/13/18	12,704,000	12,704,821
Deutsche Bank AG (3 month LIBOR + 1.450%) (b)	2.804	01/18/19	184,000	186,018
Developers Diversified Realty Corp.	7.500	07/15/18	1,000,000	1,032,264
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	1.750	01/15/18	613,000	612,969
Discover Bank	2.000	02/21/18	27,236,000	27,242,769

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Discover Bank	2.600	11/13/18	11,510,000	$11,562,748
Discover Financial Services	10.250	07/15/19	11,304,000	12,571,500
Dun & Bradstreet Corp. (h)	3.500	12/01/17	7,694,000	7,694,000
eBay Inc.	2.500	03/09/18	8,393,000	8,406,100
El Paso Corp.	7.250	06/01/18	3,924,000	4,023,444
Ensco PLC	8.000	01/31/24	12,306,000	12,059,880
Enterprise Products Operating LLC
(3 month LIBOR + 2.7775%) (b)	4.093	06/01/67	8,538,000	8,324,550
Enterprise Products Operating LLC (7.034% to 01/15/18,
then 3 month LIBOR + 2.680%) (b)	7.034	01/15/68	2,020,000	2,030,100
Everest Reinsurance Holdings Inc.
(3 month LIBOR + 2.385%) (b)	3.801	05/01/67	13,386,000	12,716,700
Fairfax Financial Holdings Ltd.	7.375	04/15/18	25,645,500	26,119,758
Fifth Third Bancorp (4.900% to 09/30/19,
then 3 month LIBOR + 3.129%) (b) (d)	4.900	09/30/19	40,162,000	40,814,632
First Industrial, L.P.	7.500	12/01/17	1,539,000	1,539,000
Flagstar Bancorp, Inc.	6.125	07/15/21	12,300,000	13,111,983
FMG Resources August 2006 Pty. Ltd. (e)	9.750	03/01/22	26,175,000	29,119,687
Ford Motor Credit Co. LLC	1.724	12/06/17	35,041,000	35,041,000
Ford Motor Credit Co. LLC	2.145	01/09/18	600,000	600,224
Ford Motor Credit Co. LLC	5.000	05/15/18	1,742,000	1,766,034
Ford Motor Credit Co. LLC	2.240	06/15/18	6,450,000	6,459,426
Freeport-McMoRan Inc.	6.500	11/15/20	16,327,000	16,650,275
Freeport-McMoRan Inc.	6.750	02/01/22	7,970,000	8,268,875
General Electric Capital Corp.	5.250	05/15/18	55,000	55,796
General Electric Capital Corp.	6.300	05/15/18	118,000	117,880
General Electric Capital Corp.	6.000	06/15/18	220,000	222,426
General Electric Capital Corp.
(3 month LIBOR + 0.380%) (b)	1.771	05/05/26	906,000	873,513
General Electric Co. (5.000% to 01/21/21,
then 3 month LIBOR + 3.330%) (b) (d)	5.000	01/21/21	20,250,000	21,009,375
General Motors Financial Co., Inc.	3.250	05/15/18	2,105,000	2,118,023
General Motors Financial Co., Inc.	6.750	06/01/18	19,291,000	19,744,099
Genworth Financial Inc.	7.700	06/15/20	2,918,000	2,947,180
GFI Group Inc. (h)	8.375	07/19/18	66,627,000	69,125,512
Goldman Sachs Group, Inc.	5.950	01/18/18	7,437,000	7,474,854
Goldman Sachs Group, Inc.	6.150	04/01/18	20,803,000	21,097,285
Goldman Sachs Group, Inc.	2.625	01/31/19	25,000,000	25,155,389
Hartford Financial Services Group, Inc.	6.300	03/15/18	403,000	408,000
Hartford Financial Services Group, Inc. (8.125% to 06/15/18,
then 3 month LIBOR + 4.6025%) (b)	8.125	06/15/68	12,202,000	12,537,555
Hess Corp.	8.125	02/15/19	1,700,000	1,808,779
Hewlett Packard Enterprise Co. (c)	2.850	10/05/18	15,830,000	15,926,309
Highwoods Realty L.P.	7.500	04/15/18	3,803,000	3,879,588
Humana Inc.	7.200	06/15/18	725,000	744,930
Huntington Ingalls Industries, Inc. (e)	5.000	12/15/21	835,000	856,710
ING U.S., Inc. (h)	2.900	02/15/18	807,000	808,336

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
International Lease Finance Corp.	3.875	04/15/18	1,510,000	$1,519,907
INVISTA Finance LLC (e)	4.250	10/15/19	32,165,000	32,848,506
ITC Holdings Corp. (e)	6.050	01/31/18	3,746,000	3,770,206
Jabil Circuit, Inc.	8.250	03/15/18	39,316,000	39,868,390
Johnson Controls Int’l. plc	3.750	01/15/18	60,000	60,082
JPMorgan Chase & Co. (7.900% to 04/30/18,
then 3 month LIBOR + 3.470%) (b) (d)	7.900	04/30/18	30,491,000	30,869,698
JPMorgan Chase & Co. (5.000% to 07/01/19,
then 3 month LIBOR + 3.320%) (b) (d)	5.000	07/01/19	6,000,000	6,157,500
Kinder Morgan Energy Partners, L.P.	5.950	02/15/18	1,072,000	1,080,594
Kinder Morgan Inc.	2.000	12/01/17	969,000	969,000
Kinder Morgan Inc.	7.000	02/01/18	22,316,000	22,496,463
Kraft Heinz Foods Co. (e)	6.125	08/23/18	50,000	51,464
Kroger Co.	7.000	05/01/18	1,240,000	1,265,698
Lincoln National Corp. (3 month LIBOR + 2.3575%) (b)	3.779	05/17/66	25,985,000	24,295,975
Lincoln National Corp. (3 month LIBOR + 2.040%) (b)	3.403	04/20/67	19,155,000	17,335,275
Manufacturers & Traders Trust Co.	6.625	12/04/17	19,925,000	19,925,000
Manufacturers & Traders Trust Co. (1 month LIBOR + 1.215%) (b)	2.553	12/28/20	14,173,000	14,173,131
Manufacturers & Traders Trust Co. (3 month LIBOR + 0.640%) (b)	1.956	12/01/21	1,007,000	999,344
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.	5.500	02/15/23	1,118,000	1,140,360
Marriott Int’l., Inc.	6.750	05/15/18	1,364,000	1,394,084
Martin Marietta Materials, Inc.	6.600	04/15/18	12,873,000	13,084,413
Masco Corp.	6.625	04/15/18	14,525,000	14,762,905
Mattel, Inc.	1.700	03/15/18	2,336,000	2,312,640
MBIA Inc.	6.400	08/15/22	75,074,000	75,355,528
Medco Health Solutions, Inc.	7.125	03/15/18	1,780,000	1,805,892
Merrill Lynch & Co. (g)	0.000	09/25/18	100,000	98,047
MetLife, Inc. (c)	1.756	12/15/17	661,000	661,049
MetLife, Inc. (c)	1.903	12/15/17	1,182,000	1,181,967
Midcontinent Express Pipeline LLC (e)	6.700	09/15/19	22,665,000	23,741,587
Morgan Stanley	5.950	12/28/17	2,971,000	2,979,479
Morgan Stanley	1.875	01/05/18	5,100,000	5,101,071
Morgan Stanley	6.625	04/01/18	17,383,000	17,646,114
Morgan Stanley (CPI YOY + 2.000%) (b)	3.939	04/01/21	130,000	132,113
Morgan Stanley (CPI YOY + 2.000%) (b)	3.939	06/09/23	100,000	100,750
Mylan Inc.	2.600	06/24/18	7,875,000	7,899,890
Mylan N.V. (h)	3.000	12/15/18	14,440,000	14,536,854
National Bank of Canada	2.100	12/14/18	5,983,000	5,984,315
National Fuel Gas Co.	8.750	05/01/19	2,850,000	3,093,970
National Oilwell Varco, Inc.	1.350	12/01/17	3,073,000	3,073,000
Newell Brands, Inc.	2.150	10/15/18	3,205,000	3,208,870
NexBank Capital, Inc. (5.500% to 03/15/31,
then 3 month LIBOR + 4.355%) (b) (e)	5.500	03/16/26	4,500,000	4,601,250
NiSource Finance Corp.	6.400	03/15/18	559,000	565,951
Noble Drilling Corp.	7.500	03/15/19	19,381,000	19,865,525
Noble Energy, Inc.	5.625	05/01/21	25,280,000	25,934,708
Noble Holding Int’l. Ltd.	4.900	08/01/20	667,000	640,320
Noble Holding Int’l. Ltd.	4.625	03/01/21	7,949,000	7,293,207

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Nucor Corp.	5.750	12/01/17	4,212,000	$4,212,000
NXP B.V. / NXP Funding LLC (e)	3.750	06/01/18	5,590,000	5,616,552
NXP B.V. / NXP Funding LLC (e)	5.750	03/15/23	25,541,000	26,434,935
Ohio Power Co.	6.050	05/01/18	75,000	76,268
Pacific Gas & Electric Co.	8.250	10/15/18	8,965,000	9,435,060
Packaging Corp. of America	6.500	03/15/18	46,000	46,542
Pemex Project Funding Master Trust	5.750	03/01/18	10,704,000	10,794,984
Pemex Project Funding Master Trust	9.250	03/30/18	162,000	165,518
Penske Truck Leasing Co., L.P. / PTL Finance Corp. (e)	3.375	03/15/18	309,000	310,393
Pershing Road Development Co., LLC
(3 month LIBOR + 0.400%) (b) (e)	1.716	09/15/22	1,238,000	1,169,910
Pershing Road Development Co., LLC
(3 month LIBOR + 0.400%) (b) (e)	1.716	09/15/23	3,791,000	3,554,063
Pershing Road Development Co., LLC
(3 month LIBOR + 0.400%) (b) (e)	1.716	09/15/24	1,000,000	930,000
Phillips 66 (3 month LIBOR + 0.750%) (b) (e)	2.109	04/15/20	17,975,000	17,993,885
Pitney Bowes Inc.	5.600	03/15/18	2,093,000	2,100,326
Plains All American Pipeline, L.P. / PAA Finance Corp.	6.500	05/01/18	15,085,000	15,330,856
PNC Bank, N.A.	6.000	12/07/17	2,015,000	2,015,756
PNC Bank, N.A.	6.875	04/01/18	11,725,000	11,915,556
Potash Corp. of Saskatchewan Inc.	3.250	12/01/17	2,199,000	2,199,000
Protective Life Corp.	6.400	01/15/18	1,882,000	1,891,099
Provident Cos., Inc.	7.000	07/15/18	153,000	157,357
Prudential Financial, Inc. (8.875% to 06/15/18,
then 3 month LIBOR + 5.000%) (b)	8.875	06/15/68	21,119,000	21,858,165
PSEG Power LLC	2.450	11/15/18	2,251,000	2,259,611
QBE Insurance Group Ltd. (e)	2.400	05/01/18	2,060,000	2,058,183
ReadyCap Holdings, LLC (e)	7.500	02/15/22	20,500,000	20,971,500
Realty Income Corp.	2.000	01/31/18	1,019,000	1,019,112
Regions Bank	7.500	05/15/18	5,141,000	5,265,097
Regions Bank	2.250	09/14/18	20,997,000	21,025,138
Reinsurance Group of America, Inc.
(3 month LIBOR + 2.665%) (b)	3.985	12/15/65	33,029,000	31,542,695
Roper Industries, Inc.	2.050	10/01/18	2,752,000	2,752,077
Royal Bank of Canada
(6.100% where USISDA10 is greater than or
equal to 1.784%) (b)	6.100	08/15/19	2,000,000	1,977,600
RPM Int’l., Inc.	6.500	02/15/18	274,000	276,413
S&P Global Inc.	2.500	08/15/18	750,000	752,500
Select Income REIT	2.850	02/01/18	26,721,000	26,745,574
Seminole Indian Tribe of Florida (e)	7.804	10/01/20	290,000	292,900
Seminole Indian Tribe of Florida (e)	8.030	10/01/20	18,600,000	18,786,000
Senior Housing Properties Trust	3.250	05/01/19	500,000	503,426
Senior Housing Properties Trust	6.750	04/15/20	4,104,000	4,378,908
SESI LLC	7.125	12/15/21	38,264,000	39,077,110
SLM Corp.	5.500	03/15/19	800,000	788,347
SLM Corp. (c)	6.000	03/15/19	140,000	138,808
SLM Corp. (c)	6.600	03/15/19	395,000	394,133

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
SLM Corp.	5.190	04/24/19	529,000	$529,000
SLM Corp. (c)	6.250	09/15/20	172,000	169,181
SLM Corp. (c)	6.750	12/15/20	306,000	304,857
SLM Corp. (c)	6.750	12/15/20	95,000	94,645
SLM Corp. (c)	8.000	12/15/20	71,000	71,048
SLM Corp.	6.000	06/15/21	261,000	252,999
SLM Corp.	6.150	06/15/21	146,000	142,209
SLM Corp.	7.250	01/25/22	602,000	648,655
Spectra Energy Partners, L.P.	2.950	09/25/18	1,128,000	1,135,940
StanCorp Financial Group, Inc. (3 month LIBOR + 2.510%) (b)	3.826	06/01/67	38,809,000	38,809,000
Stanley Black & Decker Inc.	2.451	11/17/18	400,000	401,827
State Street Bank & Trust Co.	5.250	10/15/18	500,000	514,512
State Street Corp. (c)	4.956	03/15/18	750,000	756,468
Teva Pharmaceutical Finance Netherlands III B.V.	1.400	07/20/18	29,578,000	29,309,184
Total System Services, Inc.	2.375	06/01/18	22,276,000	22,303,826
Twenty-First Century Fox America, Inc.	7.250	05/18/18	145,000	148,422
UDR, Inc.	4.250	06/01/18	12,464,000	12,602,295
United Utilities PLC	4.550	06/19/18	5,067,000	5,127,758
UPM-Kymmene Oyj (e)	5.500	01/30/18	3,000,000	3,015,812
Wells Fargo & Co.	5.625	12/11/17	2,016,000	2,017,622
Wells Fargo & Co. (7.980% to 03/15/18,
then 3 month LIBOR + 3.770%) (b) (d)	7.980	03/15/18	38,506,000	39,106,694
Western Power Distribution (e)	7.250	12/15/17	2,735,000	2,739,704
Western Union Co.	2.875	12/10/17	401,000	401,073
Western Union Co. (3 month LIBOR + 0.800%) (b)	2.246	05/22/19	39,000,000	39,056,266
Westvaco Corp.	7.500	06/15/27	142,000	145,002
Wyndham Worldwide Corp.	5.750	02/01/18	2,057,000	2,066,066
Wyndham Worldwide Corp.	2.500	03/01/18	2,067,000	2,068,569
XL Group PLC (3 month LIBOR + 2.4575%) (b) (d)	3.817	01/02/18	85,311,000	76,140,067
Zimmer Biomet Holdings, Inc.	2.000	04/01/18	40,365,000	40,400,776

Federal Agency Mortgage-Backed Securities - 0.4%				10,218,585
Fannie Mae REMICS, Series 2013-29 Class AI IO	2.500	04/25/28	7,959,226	627,215
Freddie Mac, Series C9-0241	6.500	12/01/18	3,715	3,772
Freddie Mac REMICS, Series 4136 Class IH IO	3.500	09/15/27	11,863,800	1,193,902
Freddie Mac REMICS, Series 4238 Class NS IO
(1 month LIBOR + 6.700%) (b)	5.450	02/15/42	4,608,892	737,152
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-HQ1 M2 (1 month LIBOR + 2.500%) (b)	3.828	08/25/24	7,555,495	7,628,054
Ginnie Mae, Series 78-2071X	7.000	05/15/33	24,618	28,490

Residential Mortgage-Backed Securities - 0.1%				3,003,225
Hawaii Housing Finance & Development Corp.	2.600	07/01/37	414,109	401,627
Minnesota Housing Finance Agency	2.700	09/01/41	2,675,907	2,601,598

Sovereign Bonds - 1.3%				33,918,948
Export-Import Bank of Korea	2.875	09/17/18	32,185,000	32,289,183
Korea Development Bank	2.875	08/22/18	1,624,000	1,629,765

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Taxable Municipal Bonds - 2.1%				$54,869,329
Casino Reinvestment Development Authority NJ	5.340	06/01/20	5,645,000	5,716,240
City of Miami FL	6.750	12/01/18	995,000	1,017,606
City of Newark NJ	5.603	04/01/18	240,000	242,028
City of Portland OR South Park Blocks Urban
Renewal & Redevelopment	6.031	06/15/18	29,132	29,716
County of Broward FL Fuel System Revenue Bonds	1.900	04/01/18	250,000	249,685
County of Cuyahoga OH	5.000	12/01/19	20,000	20,286
County of Reeves TX Certs. of Participation	5.000	12/01/17	11,526	11,526
County of Reeves TX Certs. of Participation	6.250	12/01/17	12,671	12,671
County of Reeves TX Certs. of Participation	7.400	12/01/17	70,000	70,000
County of Reeves TX Certs. of Participation	5.625	12/01/18	125,000	97,961
County of Reeves TX Certs. of Participation	6.500	12/01/18	225,000	176,481
County of Reeves TX Certs. of Participation	7.500	12/01/18	35,000	27,452
County of Reeves TX Certs. of Participation	6.750	12/01/19	1,320,000	802,586
County of Reeves TX Certs. of Participation	6.125	12/01/20	680,000	363,630
County of Reeves TX Certs. of Participation	6.875	12/01/20	370,000	197,676
County of Reeves TX Certs. of Participation	6.375	12/01/21	45,000	22,513
County of Reeves TX Certs. of Participation	7.000	12/01/21	500,000	250,060
County of Reeves TX Certs. of Participation	7.700	12/01/21	3,340,000	1,682,926
County of Wayne MI	4.250	12/01/18	5,330,000	5,356,650
District of Columbia Revenue	5.375	10/01/18	1,455,000	1,456,280
Eastern Illinois University	5.250	04/01/18	775,000	778,084
Eastern Illinois University	5.450	04/01/19	515,000	522,158
Eastern Illinois University	5.600	04/01/20	585,000	593,600
Eastern Illinois University	5.700	04/01/21	125,000	126,862
Fannin County TX Public Facility Corp.	5.200	10/01/19	515,000	464,206
Fannin County TX Public Facility Corp.	5.650	10/01/21	825,000	716,447
Florida State Mid-Bay Bridge Authority	3.784	10/01/21	3,625,000	3,660,996
Garza County TX Public Facility Corp.	6.200	10/01/20	1,245,000	981,869
Guam Gov’t. Business Privilege Tax Revenue	4.383	01/01/22	1,435,000	1,442,275
Guam Gov’t. Waterworks Authority	3.061	07/01/18	255,000	254,913
Kentucky Economic Development Finance Authority	7.000	12/01/21	255,000	255,393
Lancaster PA Parking Authority	5.760	12/01/17	490,000	490,000
LL & P Wind Energy, Inc. WA (e)	5.733	12/01/17	180,000	180,000
LL & P Wind Energy, Inc. WA (e)	5.983	12/01/22	8,595,000	8,935,792
Memphis TN Health Educational & Housing Facility Board	4.500	03/01/18	5,000	4,991
New Jersey Sports & Exposition Authority	6.076	03/01/23	485,000	521,613
Pontotoc County OK Educational Facilities Authority	4.119	09/01/23	250,000	256,748
Public Finance Authority WI Student Housing Revenue	4.500	07/01/21	1,425,000	1,409,525
Puerto Rico Commonwealth Gov’t. Development Bank (f)	4.704	05/01/16	24,080,000	6,429,360
Rockford IL Park District	3.000	12/15/17	350,000	350,028
San Luis AZ Facility Development Corp.	5.050	05/01/18	780,000	732,412
San Luis AZ Facility Development Corp.	5.350	05/01/19	1,240,000	1,042,084
San Luis AZ Facility Development Corp.	5.600	05/01/20	670,000	533,910
San Luis AZ Facility Development Corp.	5.700	05/01/20	850,000	677,484
San Luis AZ Facility Development Corp.	5.800	05/01/21	1,055,000	805,672
San Luis AZ Facility Development Corp.	5.900	05/01/21	980,000	748,171
San Luis AZ Facility Development Corp.	6.100	05/01/22	1,030,000	723,575
San Luis AZ Facility Development Corp.	6.200	05/01/22	1,035,000	727,077

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Rate (%)	Maturity Date	Shares or Principal Amount	Value
BONDS (continued)

Taxable Municipal Bonds (continued)
State of Illinois Pension Funding	4.350	06/01/18	222,000	$223,914
Summit County OH Development Finance Authority	6.250	05/15/26	630,000	643,362
Village of Tinley Park IL General Obligation	3.500	12/01/17	200,000	200,000
West Texas Detention Facility Corp.	4.700	11/01/18	920,000	852,159
Willacy County TX Public Facility Corp.	6.000	12/01/17	390,000	390,000
Willacy County TX Public Facility Corp.	5.600	12/01/18	420,000	390,676

Tax-Exempt Municipal Bonds - 0.2%				6,450,134
Casino Reinvestment Development Authority NJ	5.250	06/01/19	5,000,000	5,016,050
Puerto Rico Commonwealth	5.500	07/01/18	100,000	101,625
Puerto Rico Commonwealth	5.500	07/01/19	130,000	135,102
Puerto Rico Electric Power Authority	5.000	07/01/19	770,000	772,418
Puerto Rico Highways & Transportation Authority	4.125	07/01/19	120,000	120,292
Puerto Rico Municipal Finance Agency	5.250	08/01/19	100,000	101,727
Virgin Islands Port Authority	5.000	09/01/18	200,000	202,920

U.S. Government & Agency Issues - 0.4%				9,998,576
U.S. Treasury Bonds	1.000	12/31/17	10,000,000	9,998,576

SHORT-TERM INVESTMENTS - 1.8%				48,411,522
(COST $48,411,522)

Money Market Funds - 0.0%^				51,736
Fidelity Inst’l. Government Portfolio Class I (a)	0.980		51,736	51,736

U.S. Government & Agency Issues - 1.8%				48,359,786
U.S. Cash Management Bills (b)	1.093	01/02/18	10,000,000	9,990,462
U.S. Treasury Bills (b)	1.047	12/21/17	1,900,000	1,899,000
U.S. Treasury Bills (b)	1.112	12/28/17	36,500,000	36,470,324

TOTAL INVESTMENTS - 100.8% (COST $2,691,629,697)				2,642,181,345

NET OTHER ASSETS AND LIABILITIES - (0.8%)				(21,538,887)

NET ASSETS - 100.0%				$2,620,642,458

(a)	Represents the 7-day yield at November 30, 2017.
(b)	Rate shown represents the current coupon rate at November 30, 2017.
(c)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
(d)	Perpetual maturity; date shown represents next contractual call date.
(e)	Security subject to restrictions on resale under federal securities laws and which therefore may only be resold upon registration under the Securities Act of 1933, as amended, or in transactions exempt from registration, including sales to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. It has been deemed liquid under guidance approved by the Board. At November 30, 2017, the aggregate value of these securities was $669,186,435, representing 25.5% of net assets.
(f)	Security is currently in default. When a bond is in default its scheduled interest and/or principal payments are not currently being paid.
(g)	Zero-coupon security.
(h)	Rate is subject to adjustment due to credit ratings service downgrades or subsequent upgrades.
^	Rounds to 0.0%.

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

Abbreviations:
CPI YOY	Consumer Price Index Year-on-Year Growth Rate
IO	Interest Only Security
LIBOR	London Interbank Offered Rate
USISDA10	10-Year U.S. Dollar ICE Swap Rate

A.G.	Aktiengesellschaft is the German term for a public limited liability corporation.
B.V.	Besloten Vennootschap is the Dutch term for a private limited liability corporation.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
Oyj	Julkinen osakeyhtiö is the Finnish term for a public limited company.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SCS	Société en Commandite Simple is the Luxembourg equivalent of a limited partnership.
SRL	Società a Responsabilità Limitata is the Italian term for a public limited company.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
November 30, 2017

Example

A Fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending
Six-Month Period Ended November 30, 2017	Expense Ratio	Account Value	Account Value	Expenses Paid
	for the Period	06/01/17	11/30/17	During the Period*
LargeCap Fund
Actual	1.10%	$1,000.00	$1,083.58	$5.75
Hypothetical (5% return before expenses)	1.10%	$1,000.00	$1,019.48	$5.57
MidCap Fund
Actual	1.20%	$1,000.00	$1,062.48	$6.20
Hypothetical (5% return before expenses)	1.20%	$1,000.00	$1,018.98	$6.07
Bond Fund
Actual	0.71%	$1,000.00	$1,009.64	$3.58
Hypothetical (5% return before expenses)	0.71%	$1,000.00	$1,021.44	$3.60

*	Expenses are equal to the annualized [net] expense ratio for each Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2017 (In thousands, except per share amounts)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND

Assets
Total investments in securities, at value (Cost $134,749, $42,882
and $2,691,629, respectively)	$128,738	$50,875	$2,642,181
Cash	–	–	8,026
Due from sale of securities	213	13	180
Receivable from fund shares sold	2	–	7,293
Dividends and interest receivable	256	61	27,751
Prepaid expenses	9	5	112
Total assets	129,218	50,954	2,685,543
Liabilities
Due on purchase of securities	–	–	59,093
Payable for fund shares redeemed	80	40	4,299
Line of credit	7	–	–
Accrued expenses payable	28	25	88
Accrued directors expense payable	–	–	2
Due to Advisor	98	37	1,419
Total liabilities	213	102	64,901
Net assets	$129,005	$50,852	$2,620,642
Net assets consist of
Capital stock ($.001 par value)	$134,581	$39,437	$2,781,578
Undistributed net investment income	642	29	13,338
Accumulated net realized gain (loss) on investments	(207)	3,393	(124,826)
Net unrealized appreciation (depreciation) on investments	(6,011)	7,993	(49,448)
Net assets	$129,005	$50,852	$2,620,642
Net asset value per share
Shares of capital stock outstanding (unlimited shares authorized)	1,961	3,705	228,782
Offering and redemption price	$65.77 (a)	$13.73	$11.45

(a)	Does not recalculate due to rounding.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended November 30, 2017 (In thousands)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND

Investment income
Interest	$–	$–	$91,143
Dividends	2,080	597	–
Less foreign taxes withheld	(9)	(1)	–
Total investment income	2,071	596	91,143
Expenses
Investment advisory fees	1,155	473	14,730
Shareholder servicing costs	78	30	1,094
Administrative & accounting services fees	121	62	703
Custody fees	14	6	200
Directors fees	29	25	150
Federal & state registration	35	33	101
Professional fees	40	39	83
Other expenses	23	11	425
Total expenses	1,495	679	17,486
Less expenses reimbursed by Advisor	(144)	(112)	–
Net expenses	1,351	567	17,486
Net investment income	720	29	73,657
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	23,322	3,508	(1,198)
Net unrealized appreciation (depreciation) on investments	(6,513)	2,967	55,402
Net realized and unrealized gain (loss)	16,809	6,475	54,204
Increase in net assets resulting from operations	$17,529	$6,504	$127,861

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	LARGECAP		MIDCAP		BOND
	FUND		FUND		FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2017	2016	2017	2016
Operations
Net investment income	$720	$964	$29	$23	$73,657	$86,995
Net realized gain (loss) on investments	23,322	8,692	3,508	2,038	(1,198)	(100,179)
Net unrealized appreciation
(depreciation) on investments	(6,513)	4,959	2,967	3,310	55,402	124,391
Net increase in net assets resulting
from operations	17,529	14,615	6,504	5,371	127,861	111,207
Distributions to shareholders
Distributions from net investment income	(930)	(773)	(23)	(4)	(80,820)	(100,995)
Distributions from net realized
gains on securities transactions	–	–	(2,027)	(3,145)	–	–
Total distributions to shareholders	(930)	(773)	(2,050)	(3,149)	(80,820)	(100,995)
Fund share transactions (see note 4)	(5,115)	(8,233)	2,553	3,273	553,066	(734,159)
Total increase (decrease) in net assets	11,484	5,609	7,007	5,495	600,107	(723,947)
Net assets
Beginning of period	117,521	111,912	43,845	38,350	2,020,535	2,744,482
End of period	$129,005	$117,521	$50,852	$43,845	$2,620,642	$2,020,535
Undistributed net investment
income included in net
assets at end of period	$642	$852	$29	$23	$13,338	$19,386

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2017

NOTE 1 - ORGANIZATION
Thompson IM Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson LargeCap Fund (the “LargeCap Fund”), Thompson MidCap Fund (the “MidCap Fund”) and Thompson Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The objectives and strategies of each Fund are described in the Funds’ Prospectus.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

VALUATION POLICY AND PROCEDURES - The Funds’ Board of Directors (the “Funds’ Board”) has adopted methods for valuing securities set forth in the Funds’ Pricing Policies and Procedures, including circumstances in which market quotes are not readily available or deemed to be unreliable, and has delegated authority to the Advisor to apply those methods in making fair value determinations, subject to oversight by the Funds’ Board. The Advisor has established a valuation committee that, along with other Advisor employees, administers, implements, and oversees the fair valuation process and makes fair value decisions. The valuation committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services; considers circumstances in the markets which may require it to make or adjust valuation determinations; and reviews previous valuation determinations. The valuation committee reports on its activities and any changes to the fair valuation guidelines to the Funds’ Board.

SECURITY VALUATION - Each Fund’s equity securities including common stocks, ADRs and REITs are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices). Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will generally be used. Investments in money market mutual funds are generally priced at the ending net asset value provided by the service agent of the funds.

Fixed-income securities such as corporate bonds, asset-backed securities, mortgage-backed securities, U.S. government and agency securities, and municipal bonds are typically valued based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Factors considered by pricing services include market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads and fundamental analytical data relating to the issuer. Short-term investments in fixed-income securities (those with remaining maturities of 60 days or less) are generally valued on an amortized cost basis.

Where market quotations are not readily available or are unreliable, a value is determined in good faith pursuant to procedures established by the Funds’ Board. When determining the value of a security, consideration is given to the facts and circumstances relevant to the particular situation, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

VALUATION MEASUREMENTS – In accordance with generally accepted accounting principles in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of what constitutes “observable” requires significant judgment by the Fund. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument. Investments whose values are based on quoted market prices in active markets, and which are therefore classified as level-1 securities, include active listed equities and certain U.S. government obligations.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified as level-2 securities. These include certain U.S. government obligations, most government agency securities, investment-grade corporate bonds, sovereign bonds, municipal bonds, and less liquid listed equities. Level-2 investments include positions that are not traded in active markets.

Investments classified as level-3 securities have significant unobservable inputs, as they trade infrequently or not at all. Level-3 instruments include private-placement and less liquid corporate and municipal debt securities. When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Fund in estimating the value of level-3 investments include the original transaction price and recent transactions in the same or similar instruments.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2017:

LargeCap Fund
	Level 1	Level 2	Level 3	Total
Common stocks	$128,737,291	$–	$–	$128,737,291
Short-term investments	289	–	–	289
Total	$128,737,580	$–	$–	$128,737,580

MidCap Fund
	Level 1	Level 2	Level 3	Total
Common stocks	$50,859,255	$–	$–	$50,859,255
Short-term investments	15,653	–	–	15,653
Total	$50,874,908	$–	$–	$50,874,908

Bond Fund
	Level 1	Level 2	Level 3	Total
Bonds	$–	$2,593,769,823	$–	$2,593,769,823
Short-term investments	51,736	48,359,786	–	48,411,522
Total	$51,736	$2,642,129,609	$–	$2,642,181,345

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

There were no transfers between level-1 and level-2 securities and the Funds did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2017. It is the Funds’ policy to record transfers at the end of the reporting period. Refer to each Fund’s Schedule of Investments for additional information regarding security types and industry classifications.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method for both book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the LargeCap Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

LINE OF CREDIT - The Funds have established an unsecured line of credit (“LOC”) with U.S. Bank N.A. which expires November 9, 2018, used primarily to finance redemption payments. Each individual Fund’s borrowing under the LOC is limited to 5% of the value of that Fund’s net assets, 33.33% of the value of the Fund’s investments, or any explicit borrowing limits imposed by the LOC, whatever is less. Interest is charged at the prime rate, which was 4.25% as of November 30, 2017. As of November 30, 2017, the limits established are: LargeCap Fund - $6,000,000, MidCap Fund - $2,300,000 and Bond Fund - $127,000,000. All terms and borrowing limits imposed by the LOC are subject to review and approval by the Funds’ Board. The following table shows the average balance, average interest rate, interest expense, and maximum borrowings incurred by the Funds on the LOC for the fiscal year ended November 30, 2017.

		Average			Date of
	Average	Interest	Interest	Maximum	Maximum
	Balance	Rate	Expense	Borrowing	Borrowing
LargeCap Fund	$37,055	4.02%	$1,490	$517,000	5/24/2017
MidCap Fund	$20,784	3.83%	$797	$823,000	1/26/2017
Bond Fund	$–	–	$–	$–	–

GUARANTEES AND INDEMNIFICATIONS - Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Funds (including the Funds’ investment advisor) is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - As of and during the fiscal year ended November 30, 2017, the Funds did not have a liability for unrecognized tax benefits in the accompanying financial statements. Also, the Funds recognized no interest or penalties related to unrecognized tax benefits during the same period. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SUBSEQUENT EVENTS - The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements. See notes 3 and 6. There were no additional subsequent events which were deemed to have an impact on the Funds’ financial statements.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM” or “Advisor”) is retained by the Funds provides for monthly compensation to TIM computed on average daily net assets at the following annual rates:

	First	Over
	$50 Million	$50 Million
LargeCap Fund	1.00%	0.90%
MidCap Fund	1.00%	0.90%
Bond Fund	0.65%	0.60%

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2019 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: LargeCap Fund - 1.05%, MidCap Fund - 1.15% and Bond Fund - 0.80%. Prior to December 1, 2017, the applicable expense limitation percentages were LargeCap Fund - 1.10% and MidCap Fund - 1.20%. For the fiscal year ended November 30, 2017, the Advisor reimbursed expenses incurred by the LargeCap Fund and the MidCap Fund in the amounts of $144,419 and $112,365, respectively. The Funds are not obligated to reimburse the Advisor for any fees or expenses waived in previous fiscal years.

As of November 30, 2017, an affiliated shareholder held 12.21% of the MidCap Fund’s outstanding shares. Transactions by the shareholder may have a material impact on the Fund.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM for the fiscal year ended November 30, 2017, in the following amounts:

Administrative &
Accounting Fees Paid
LargeCap Fund	$40,291
MidCap Fund	$35,569
Bond Fund	$257,400

The Funds reimburse the Advisor for a portion of amounts paid by the Advisor out of the Advisor’s own resources under various shareholder, account maintenance, networking and other services provided to the Funds by broker-dealers and other intermediaries. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Funds’ Board to approximate (or not to exceed) the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. Such amounts are recorded within Shareholder servicing costs on each Fund’s Statement of Operations. For the fiscal year ended November 30, 2017, the amounts reimbursed by the Funds to the Advisor were:

Intermediary
Fees Reimbursed
LargeCap Fund	$19,729
MidCap Fund	$3,313
Bond Fund	$706,104

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

NOTE 4 - FUND SHARE TRANSACTIONS (in thousands)
Transactions in shares of the Funds were as follows:

	Year Ended		Year Ended
	November 30, 2017		November 30, 2016
	Shares	Dollars	Shares	Dollars
LargeCap Fund
Shares sold	97	$5,894	77	$3,783
Shares issued in reinvestment of distributions	16	905	16	753
Shares redeemed	(196)	(11,914)	(255)	(12,769)
Net increase (decrease)	(83)	($5,115)	(162)	($8,233)
MidCap Fund
Shares sold	321	$4,078	354	$3,786
Shares issued in reinvestment of distributions	165	2,028	296	3,082
Shares redeemed	(280)	(3,553)	(330)	(3,595)
Net increase (decrease)	206	$2,553	320	$3,273
Bond Fund
Shares sold	102,750	$1,170,581	37,341	$410,292
Shares issued in reinvestment of distributions	6,699	75,909	9,050	97,414
Shares redeemed	(60,754)	(693,424)	(116,186)	(1,241,865)
Net increase (decrease)	48,695	$553,066	(69,795)	($734,159)

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the fiscal year ended November 30, 2017 were as follows:

	Securities other than U.S.
	Government and Short-term
	Investments		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
LargeCap Fund	$108,721,099	$113,848,375	$–	$–
MidCap Fund	$14,161,443	$13,543,161	$–	$–
Bond Fund	$1,086,367,212	$820,252,036	$705,737,402	$665,310,647

NOTE 6 – INCOME TAX INFORMATION
At November 30, 2017, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Federal tax cost	$134,752,486	$43,091,695	$2,691,744,400

Unrealized appreciation	$7,800,400	$13,358,363	$8,797,148
Unrealized depreciation	(13,815,306)	(5,575,150)	(58,360,203)
Net unrealized appreciation (depreciation)	($6,014,906)	$7,783,213	($49,563,055)

Distributable ordinary income	$641,851	$154,151	$13,338,489
Distributable long-term capital gains	199,760	3,477,410	–
Total distributable earnings	$841,611	$3,631,561	$13,338,489

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2017

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales.

The tax basis post-October losses as of November 30, 2017 and capital loss carryforward as of November 30, 2017, which are not being recognized for tax purposes until the first day of the following fiscal year, are as follows:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Post-October losses	$402,942	$–	$328,320
Net capital loss carryforward
Short-term	$–	$–	$17,788,426
Long-term	–	–	106,594,621
Total capital loss carryforward	$–	$–	$124,383,047

During the fiscal year ended November 30, 2017, the LargeCap Fund utilized capital loss carryforwards in the amount of $23,515,595. Capital losses are carried forward indefinitely and are available to offset future net realized gains, to the extent permitted by the Internal Revenue Code.

The tax components of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 are as follows:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Fiscal year ended November 30, 2017
Distributions paid from
Ordinary income distributions	$929,915	$363,026	$80,820,288
Long-term capital gains distributions	–	1,687,109	–
Total distributions paid	$929,915	$2,050,135	$80,820,288

Fiscal year ended November 30, 2016
Distributions paid from
Ordinary income distributions	$773,384	$160,710	$100,994,642
Long-term capital gains distributions	–	2,988,206	–
Total distributions paid	$773,384	$3,148,916	$100,994,642

The following distributions were declared on December 19, 2017, payable to shareholders on December 20, 2017:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND

Ordinary income distributions
Amount	$878,546	$154,749	$20,334,100
Per Share	$0.45	$0.04	$0.09
Long-term capital gains distributions
Amount	$192,000	$3,477,629	$–
Per Share	$0.10	$0.95	$–

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

LARGECAP FUND	Year Ended November 30,
	2017	2016	2015	2014	2013
Per share operating performance
Net asset value, beginning of period	$57.48	$50.72	$53.40	$46.47	$34.27
Income from investment operations
Net investment income	0.37	0.47	0.35	0.27	0.19
Net realized and unrealized gains (losses)
on investments	8.38	6.64	(2.75)	6.84	12.20
Total from investment operations	8.75	7.11	(2.40)	7.11	12.39
Less distributions
Distributions from net investment income	(0.46)	(0.35)	(0.28)	(0.18)	(0.19)
Distributions from net realized gains	–	–	–	–	–
Total distributions	(0.46)	(0.35)	(0.28)	(0.18)	(0.19)
Net asset value, end of period	$65.77	$57.48	$50.72	$53.40	$46.47
Total return	15.32%	14.16%	(4.52% )	15.35%	36.33%
Ratios and supplemental data
Net assets, end of period (millions)	$129.0	$117.5	$111.9	$128.6	$124.8
Ratios to average net assets:
Ratios of expenses	1.10%	1.13%	1.15%	1.15%	1.21%
Ratio of expenses without reimbursement	1.22%	1.25%	1.22%	1.23%	1.22%
Ratio of net investment income	0.59%	0.90%	0.64%	0.54%	0.46%
Ratio of net investment income
without reimbursement	0.47%	0.78%	0.57%	0.46%	0.45%
Portfolio turnover rate	89%	32%	45%	27%	38%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

MIDCAP FUND	Year Ended November 30,
	2017	2016		2015		2014		2013
Per share operating performance
Net asset value, beginning of period	$12.53	$12.07		$14.04		$14.04		$11.28
Income from investment operations
Net investment income (loss)	0.01	0.01		–	(a)	–	(a)	–	(a)
Net realized and unrealized gains (losses)
on investments	1.78	1.45		(0.64)		1.47		3.71
Total from investment operations	1.79	1.46		(0.64)		1.47		3.71
Less distributions
Distributions from net investment income	(0.01)	–	(a)	–		–		–
Distributions from net realized gains	(0.58)	(1.00)		(1.33)		(1.47)		(0.95)
Total distributions	(0.59)	(1.00)		(1.33)		(1.47)		(0.95)
Net asset value, end of period	$13.73	$12.53		$12.07		$14.04		$14.04
Total return	14.78%	13.82%		(5.10% )		11.82%		35.65%
Ratios and supplemental data
Net assets, end of period (millions)	$50.9	$43.8		$38.4		$41.3		$37.6
Ratios to average net assets:
Ratios of expenses	1.20%	1.25%		1.30%		1.30%		1.30%
Ratio of expenses without reimbursement	1.44%	1.50%		1.49%		1.54%		1.63%
Ratio of net investment income (loss)	0.06%	0.06%		0.01%		(0.02%)		(0.02%)
Ratio of net investment loss
without reimbursement	(0.18%)	(0.19%)		(0.18%)		(0.27%)		(0.35%)
Portfolio turnover rate	29%	34%		27%		34%		47%

(a) Less than .005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

BOND FUND	Year Ended November 30,
	2017	2016	2015	2014	2013
Per share operating performance
Net asset value, beginning of period	$11.22	$10.98	$11.69	$11.91	$11.95
Income from investment operations
Net investment income	0.35	0.49	0.49	0.45	0.41
Net realized and unrealized gains (losses)
on investments	0.27	0.26	(0.72)	(0.19)	(0.03)
Total from investment operations	0.62	0.75	(0.23)	0.26	0.38
Less distributions
Distributions from net investment income	(0.39)	(0.51)	(0.48)	(0.45)	(0.40)
Distributions from net realized gains	–	–	–	(0.03)	(0.02)
Total distributions	(0.39)	(0.51)	(0.48)	(0.48)	(0.42)
Net asset value, end of period	$11.45	$11.22	$10.98	$11.69	$11.91
Total return	5.57%	7.05%	(2.04% )	2.19%	3.24%
Ratios and supplemental data
Net assets, end of period (millions)	$2,620.6	$2,020.5	$2,744.5	$3,724.0	$2,252.1
Ratios to average net assets:
Ratios of expenses	0.71%	0.72%	0.71%	0.72%	0.74%
Ratio of net investment income	3.01%	4.16%	3.98%	4.04%	3.73%
Portfolio turnover rate	43%	20%	29%	21%	33%

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Thompson IM Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thompson IM Funds, Inc., comprising Thompson LargeCap Fund, Thompson MidCap Fund, and Thompson Bond Fund (the “Funds”), as of November 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Thompson IM Funds, Inc. as of November 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 26, 2018

DIRECTORS AND OFFICERS (Unaudited)
(Information as of 12/31/17)

Name and Birth Date	Position(s) Held with Thompson IM Funds, Inc. and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Independent Directors
John W. Feldt Birth date: 5/2/42	Chairman since 2012 Director since 1987	●Currently retired ●Senior Vice President of Finance of the University of Wisconsin Foundation from 1984 to 2006 ●Former Vice President of Finance for the University of Wisconsin Foundation	3	Baird Funds, Inc. (14 funds)
George E. Austin Birth date: 9/15/52	Director since 2011	●President of AVA Civic Enterprises Inc. (consulting firm), since 2011 ●Director of W. Jerome Frautschi Foundation Inc. (private foundation), since 2012; President from 1998 to 2012 ●Director of the Home Savings Bank since 1998 ●Director of Overture Development Corporation (support organization for Overture Center Foundation), since 2001; President from 2001 to 2009	3	None
Cornelia Boyle Birth date: 9/23/53	Director since 2015	●Currently retired ●Director of North Track Funds, Inc. (investment company) from 2003 to 2009 ●Trustee of Ziegler Exchange Traded Trust (investment company) from 2005 to 2009 ●Executive Vice President and Chief Operations Officer, AIG Sun America Retirement Markets, Inc. (distribution and marketing company for variable annuity and retirement products) from 2000 to 2003 ●Executive Vice President, Fidelity Investments from 1996 to 2000	3	None
Patricia Lipton Birth date: 12/9/42	Director since 2007	●Currently retired ●Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 ●Assistant Executive Director, SWIB from 1982 to 1989 ●Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None

DIRECTORS AND OFFICERS (Unaudited) (Continued)
(Information as of 12/31/17)

Name and Birth Date	Position(s) Held with Thompson IM Funds, Inc. and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Interested Directors and Officers
Jason L. Stephens(2) Birth date: 10/15/74	Director since 2011 Chief Executive Officer since 2015 Vice President from 2009 to 2015	●Chief Executive Officer of Thompson Investment Management (“TIM”) since 2015 ●Chief Operating Officer of TIM from 2009 to 2015 ●Corporate Secretary of TIM since 2004 ●Portfolio Manager of TIM since 2007 ●A Chartered Financial Analyst	3	None
John W. Thompson(2) Birth date: 7/26/43	Director since 1987 President since 2009 Chief Executive Officer from 2005 to 2015	●Chairman of TIM since 2015 ●President of TIM since 2004 ●President of Thompson Plumb & Associates, Inc. (“TPA”) (investment advisor) from 1984 to 2003 ●A Chartered Financial Analyst	3	None
James T. Evans Birth date: 6/6/75	Vice President since 2009	●Chief Investment Officer of TIM since 2009 ●Portfolio Manager of TIM since 2008 ●Managing Director of Nakoma Capital Management from 2000 to 2005 ●A Chartered Financial Analyst	N/A	N/A
Penny M. Hubbard Birth date: 6/2/61	Chief Financial Officer and Treasurer since 2005	●Vice President of TIM since 2004 ●Assistant Vice President - Client Services of TPA and various other capacities 1984-2004	N/A	N/A
Nedra S. Pierce Birth date: 10/2/61	Chief Compliance Officer since 2006	●Chief Compliance Officer of TIM since 2006 ●Director of Business Development of TIM from 2004 to 2006 and since 2010 ●Director of Business Development of TPA from 1998 to 2003	N/A	N/A
Lesley T. Bailey Birth date: 9/30/78	Secretary since 2010	●Fund Accounting and Administration at TIM since 2004 ●Fund Accounting and Administration at TPA from 2001 to 2004	N/A	N/A
Sarah M. Baumgartner Birth date: 2/21/84	Assistant Secretary since 2012	●Fund Accounting and Administration at TIM since 2007	N/A	N/A

The address of each Director and officer as it relates to the Company’s business is 918 Deming Way, Madison WI 53717.

(1) Officers of the Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) Jason L. Stephens and John W. Thompson are “interested persons” of the Company by virtue of their position with the Company and TIM.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON IM FUNDS, INC.

INVESTMENT ADVISOR
Thompson Investment Management, Inc.
918 Deming Way
Madison, Wisconsin 53717

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson IM Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonim.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Act”) requires that the Investment Advisory Agreement (the “Agreement”) for Thompson IM Funds, Inc. (the “Funds”) be approved annually by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”). At its meeting on November 9, 2017, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Agreement between the Funds and Thompson Investment Management, Inc. (the “Advisor”) for each of the LargeCap Fund, the MidCap Fund, and the Bond Fund (each of these series of the Funds is sometimes referred to as a “Fund” in this section).

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to its benchmark index and to a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds and with fees charged by the Advisor to other clients whose assets are managed under similar objectives and strategies; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders. The Board generally viewed these factors in their totality, with no single factor serving as the principal reason for determining whether to renew the Agreement and with individual Board members giving different weight to different factors.

In connection with the renewal process, both the Independent Directors as well as the full Board met separately in person on November 9, 2017, and the full Board met by telephone on November 2, 2017, to consider information relevant to the renewal process. The Independent Directors and the full Board are referred to collectively as the “Board” in this section.

To facilitate evaluation of the Agreement, the Board worked with the Advisor and independent legal counsel to request, obtain, and review information prepared or compiled by the Advisor as well as an independent analysis of each Fund’s performance, expenses, and profitability prepared by Broadridge, a leading independent provider of data for independent directors of investment companies for purposes of their review of investment advisory agreements. Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; an executive summary and memorandum from Fund management providing its recommendation for renewal of the Agreement; the Advisor’s analysis of profitability of the Agreement to the Advisor and the profitability of related service contracts with the Advisor; a separate profitability comparison prepared by Broadridge; a detailed statistical report from Broadridge comparing each Fund’s respective performance and expenses with both a comparison “group” and a comparison “universe;” supplementary performance information as of the most recent calendar quarter for the Funds, including a comparison of each Fund’s performance to an applicable category of funds as determined by Morningstar, Inc., a ranking service widely recognized in the mutual fund industry; information regarding the composition of and fees charged for standardized investment products offered to separately managed account clients of the Advisor; the Advisor’s Form ADV, which, among other things, showed fees charged by the Advisor to manage the investments of other clients with objectives and programs similar to the Funds; the Agreement and other service agreements with the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses at each of its quarterly meetings during the year as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel. The Board consulted with independent legal counsel and the Advisor throughout the review and approval process to evaluate the information provided, including the methodology employed by Broadridge in the reports produced for the Board, and to confirm that the content of the information produced as a result of its follow-up requests was satisfactory.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the Agreement, services required to be provided under other agreements with the Advisor and with affiliates of the Advisor, and additional services provided by the Advisor that were not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that in addition to considering these factors at this meeting, it had also considered many of these factors during the course of its quarterly meetings over the past year as well as at its November 2 special telephonic meeting. The Board noted that, in addition to investment management and broker-selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, information technology and administrative services necessary for operation of the Funds; and performs regular compliance and risk analysis functions for the Funds. The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisors to comparable funds and that such services were adequate for the Funds’ needs, and were being performed by the Advisor in a competent and appropriate manner.

ADDITIONAL INFORMATION (Unaudited) (Continued)

In reviewing the investment performance of each of the Funds, the Board reviewed the one-, two-, three-, four-, five- and ten-year performances of the LargeCap Fund and Bond Fund and the one-, two-, three-, four-, and five-year and life-of-fund performances of the MidCap Fund (which commenced operations on March 31, 2008).

The Board observed that the investment performance for the LargeCap Fund was strong relative to its Broadridge performance group during the one-, three-, four-, and five-year periods, in which it ranked above the median, but less favorable in particular for the ten-year period, during which time it ranked in the bottom 20 percent. The Board noted that the investment performance for the LargeCap Fund relative to its Broadridge performance universe was somewhat less favorable, ranking in the top 20 percent for the one-year period and top 40 percent for the five-year period, but in the bottom 40 percent for each other period. The Board observed that while the Fund continued to rank among the bottom 20 percent of funds over the ten-year period in both the Broadridge and the Morningstar data, a consistent team of investment professionals for the Fund had been in place during the past five years of more favorable performance.

The performance of the MidCap Fund ranked in the top 20 percent of its performance group for the one- and five-year periods and in the top 40 percent for the since-inception period. It ranked in the top 20 percent of its performance universe for the one-year and since-inception periods and in the top 40 percent for the two- and five-year periods, as well as in the top 60 percent of both its performance group and performance universe for all but one period.

The Board noted that the Bond Fund ranked in the top 20 percent of both its performance group and its performance universe for every period measured.

After considering the performances of the LargeCap Fund, MidCap Fund, and Bond Fund, the Board determined that relative to the performances of comparable funds and to each Fund’s benchmark index, the performance of each Fund was within an acceptable range.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor from these relationships, the Board compared information relating to the various management fees charged to separately managed accounts of the Advisor that have relatively analogous investment objectives as those of a Fund. Among the information reviewed by the Board was information relating to standardized investment products offered to separately managed account clients of the Advisor. The Board determined that these standardized products in most instances had investment objectives and styles that were sufficiently different from the investment objectives and styles of any of the Funds so as to make the comparison inapt. With respect to those standardized products available to separately managed account clients of the Advisor that the Board determined to be sufficiently similar in investment objective and strategy to a Fund to be relevant for comparative purposes, the Board determined that in light of the significantly different level of services and resources required for the management of these products and the Funds, the management fees charged by the Advisor with respect to each of the Funds were reasonable relative to the management fees charged by the Advisor with respect to the relevant standardized separately managed account product.

The information provided by Broadridge indicated that the advisory fees of the LargeCap Fund were one of the highest in the Fund’s Broadridge comparison group and that its actual total expense ratio was among the highest 40 percent of its comparison universe, although its actual total expense ratio was below the median of its comparison group. The Board observed that the Advisor was proposing to institute a more substantial fee waiver that would further lower the ceiling on the maximum total expense ratio that the Fund could incur from 1.10 percent to 1.05 percent of average daily net assets of the Fund. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the LargeCap Fund were reasonable.

The Board noted that the MidCap Fund’s contractual management fee ranked among the highest of funds in the MidCap Fund’s Broadridge comparison group, though after taking into account the waiver of a portion thereof by the Advisor, its actual management fees ranked in the fourth quintile of its comparison group and its comparison universe. The Board observed that the total expense ratio and the non-management expense ratio of the Fund continued to be relatively high as compared to the Fund’s Broadridge comparison universe, but that these ratios compared somewhat more favorably relative to the Fund’s comparison group. The Board observed that the opportunity existed for the total expense ratio, and in particular non-management expenses, to further decline as the MidCap Fund grows in assets. The Board considered that the Advisor was proposing to institute a more substantial fee waiver for the Fund, which would have the effect of capping the maximum total expense ratio that the Fund could incur at 1.15 percent (whereas the cap had previously been set at 1.20 percent). This cap would have the effect of placing the Fund’s actual total expense ratio below the median of funds in the Fund’s comparison group, which the Board believed was reasonable.

The Board noted that the Bond Fund’s contractual management fee was the highest of its Broadridge comparison group and that its actual management fee was the highest of both its comparison group and comparison universe. The Board also noted, however, that the Fund’s total expense ratio was near the median of both its Broadridge comparison group and comparison universe, which the Board determined was reasonable.

ADDITIONAL INFORMATION (Unaudited) (Continued)

With regard to profitability, the Board noted that the Advisor’s pre-tax profitability, before accounting for marketing fees borne by the Advisor, ranked below the median of firms included in the Broadridge analysis, though it ranked somewhat above the median of firms on a post-marketing basis. The Board observed that all of the investment advisors for which profitability information was publicly available and that were included in the Broadridge comparison were publicly traded entities having markedly different marketing strategies from that of the Advisor. The Board determined that the operating margins of the Advisor were reasonable and, after reviewing information provided by Broadridge and reviewing the Advisor’s own analysis, the Board concluded that the cost of services provided by the Advisor and its affiliates to the Funds and the profits realized with respect thereto were reasonable.

The Board also considered whether economies of scale might be realized as the Funds’ assets increase. It noted that the Agreement provides for a fee breakpoint at $50 million of assets. This breakpoint is equal to ten basis points for the LargeCap Fund and MidCap Fund and five basis points for the Bond Fund. The Board considered that an increase in assets could provide economies of scale in the Funds’ operations. However, it noted that the level of assets of both the LargeCap Fund and the MidCap Fund presented no meaningful opportunity for such economies. Therefore the Board concluded that neither Fund was likely to realize material economies of scale until its assets grew significantly. The Board noted that assets in the Bond Fund had trended upward recently, but determined that the Bond Fund had not yet reached a point where the Fund was realizing any material economies of scale.

The Board considered additional benefits to the Advisor arising from the Agreement, such as that the Funds may enhance the Advisor’s reputation as an investment adviser, thereby helping the Advisor to attract other clients and investment personnel. The Board determined that benefits of the sort derived from the Agreement were consistent with the benefits received by other advisers to mutual funds.

Based primarily on these considerations, the Board renewed the Agreement with respect to each Fund.

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonim.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. John Feldt, a director of the Registrant since 1987, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Feldt, currently retired, was the Senior Vice President-Finance for the University of Wisconsin Foundation from 1984 through 2006. In such capacity, he oversaw the investment and accounting functions for the Foundation. These duties required Mr. Feldt to supervise the Foundation’s controller and approve the Foundation’s accounting and audit information.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by Cohen & Company, Ltd., the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2016	2017
Audit Fees(1)	$38,500.00	$40,000.00
Audit-Related Fees(2)	$0.00	$0.00
Tax Fees(3)	$9,000.00	$9,000.00
All Other Fees(4)	$0.00	$0.00
TOTAL	$47,500.00	$49,000.00
___________________

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2016 and 2017, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

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Cohen & Company, Ltd. did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant's investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

No services described in paragraphs (b)-(d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to Shareholders dated as of November 30, 2017 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

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Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)

Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 13. Exhibits.

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 31st day of January 2018.

THOMPSON IM FUNDS, INC.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive
Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 31st day of January 2018.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive
Officer (Principal Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

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